UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 3, 2023

Westlake Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange
1.625% Senior Notes due 2029	WLK 29	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2023, Roger L. Kearns, Chief Operating Officer and Executive Vice President, Performance and Essential Materials of Westlake Corporation (the “Company”), provided the Company with notice of his intent to leave the Company to pursue other opportunities. Mr. Kearns will remain employed with the Company through April 30, 2023 to provide for an orderly transition of duties.

On April 3, 2023, the Board of Directors of the Company appointed L. Benjamin Ederington as Executive Vice President, Performance and Essential Materials, General Counsel and Chief Administrative Officer, effective April 5, 2023. Mr. Ederington, age 52, currently serves as the Company’s Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary. From July 2017 to March 2022, Mr. Ederington served as the Company’s Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary; from December 2015 to July 2017, he served as the Company’s Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary; and from October 2013 to December 2015, he served as the Company’s Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Ederington held a variety of senior legal positions at LyondellBasell Industries, N.V. and its predecessor companies. He began his career more than 25 years ago at the law firm of Steptoe & Johnson, LLP. Mr. Ederington holds a B.A. from Yale University and received his J.D. from Harvard University.

There are no arrangements or understandings between Mr. Ederington and any other persons pursuant to which he was selected as Executive Vice President, Performance and Essential Materials, General Counsel and Chief Administrative Officer. There are also no family relationships between Mr. Ederington and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CORPORATION

Date: April 5, 2023	By:	/s/ Albert Chao
Albert Chao
President and Chief Executive Officer